EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal ETF Trust for the period ended February 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal ETF Trust for the stated period.

/s/ Eric Falkeis		/s/ Dan Carlson
Eric W. Falkeis		Daniel Carlson
President/Principal Executive Officer,		Treasurer/Principal Financial Officer,
Tidal ETF Trust		Tidal ETF Trust

Dated:	05/06/2020	Dated:	05/07/2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.